Exhibit-10.03k

                                            Date: September 29, 2000





Douglas H. Yaeger (as Chairman of the Board, President and Chief Executive Officer of Laclede Gas Company), and Gerald T. McNeive, Jr. (as Senior Vice President - Finance and General Counsel of Laclede Gas Company), pursuant to resolutions adopted by the Board of Directors on August 28, 1986, which resolutions, among other things, granted to any two executive officers who hold one of the following offices: Chairman of the Board; President; Executive Vice President; or Senior Vice President; the authority to amend any or all of the benefit plans and/or related trust agreements of the Company (collectively the "Plans") to the extent such amendments deal with changes necessary or appropriate: (1) to comply with, or obtain the benefit of, applicable laws and/or regulations, as amended from time to time; (2) to reflect minor or routine administrative factors; (3) to clarify the meaning of any of the provisions of the Plans; and/or (4) to evidence changes in then existing Plans to reflect the interrelationship thereof with newly adopted Plans or amendments to Plans, which newly adopted Plans or amendments affect the terms of such other then existing Plans; do hereby amend the Employees' Retirement Plan of Laclede Gas Company - Management Employees, Employees' Retirement Plan of Laclede Gas Company - Contract Employees, Missouri Natural Gas Division of Laclede Gas Company Retirement Income Plan, Laclede Gas Company Salary Deferral Savings Plan, Laclede Gas Company Wage Deferral Savings Plan, Missouri Natural Gas Division of Laclede Gas Company Savings Plan, and the Missouri Natural Gas Division of Laclede Gas Company Dual Savings Plan as set forth in the attached exhibits, such amendments to be effectuated and evidenced by our signatures on said exhibits.
































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              AMENDMENTS TO THE EMPLOYEES' RETIREMENT PLAN OF
                 LACLEDE GAS COMPANY - MANAGEMENT EMPLOYEES
                 -----------------------------------------

1. Effective October 1, 2000, subsection I of Section 3.7 is hereby amended in its entirety, to read as follows:

      "I. The provisions contained in this subparagraph I. and subparagraphs J. and K. below shall not apply to an Employee who has at least one (1) Hour of Service on or after October 1, 2000. In the case of an Employee who is participating in a defined contribution plan sponsored by the Company or a Related Company and who does not have at least one (1) Hour of Service on or after October 1, 2000, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any limitation year may not exceed 1.0. For this purpose, the limitation year shall be the period October 1 through September 30."

2. Effective October 1, 2000, subsection C. of Section 1.15 is hereby amended in its entirety, to read as follows:

      "C. Interest Discount Factor - The Pension Benefit Guaranty Corporation rate for valuing private-sector immediate annuities as in effect on the determination date."

3. Effective October 1, 2000, subparagraph (II) of paragraph (B) of subsection (a) of Section 15.5 is hereby amended in its entirety, to read as follows:

      "(II) at the Pension Benefit Guaranty Corporation's rate for valuing private-sector immediate annuities as in effect for each month during which such interest accrues."

4.    Effective October 1, 2000, paragraph (i) of subsection (b) of Section
      15.6 is hereby amended in its entirety, to read as follows:

      "(i)  the sum of all minimum required distributions paid pursuant to
            Section 15.5 of this Plan, plus imputed interest, determined monthly using the Pension Benefit Guaranty Corporation's interest discount factor for valuing private-sector immediate annuities as in effect for each month and

























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            computed from the first day of the month of payment of each minimum required distribution until the applicable Retirement
            Date;"




                                           DOUGLAS H. YAEGER
                               ------------------------------------------
                               Title:     Chairman, President and
                                          Chief Executive Officer




                                         GERALD T. MCNEIVE, JR.
                               ------------------------------------------
                               Title:     Senior Vice President - Finance
                                          and General Counsel














































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